UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)               March 2, 2006

INSPIRE PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware                                    000-31135                            04-3209022
(State or Other Jurisdiction               (Commission                           (IRS Employer
       of Incorporation)                           File Number)                          Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina            27703-8466
(Address of Principal Executive Offices)                                                     (Zip Code)

Registrant's telephone number, including area code          (919) 941-9777

_____________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 2, 2006, Inspire Pharmaceuticals, Inc. (the "Company") and Joseph M. Spagnardi, the Company's Senior Vice President, General Counsel and Secretary, entered into a change in control agreement (the "Agreement"). The Agreement provides that upon Mr. Spagnardi's termination of employment following a Change in Control, unless such termination is for "cause," because of death or disability or by Mr. Spagnardi without "good reason," within 24 months following such Change in Control, Mr. Spagnardi will be entitled to a lump sum payment equal to two (2) times the sum of: (i) the higher of Mr. Spagnardi's annual base salary in effect immediately prior to the occurrence of the event or circumstance upon which a notice of termination is based or the highest annual base salary received by Mr. Spagnardi in any of the three (3) most recently completed fiscal years prior to the Change in Control; and (ii) the higher of the highest annual bonus earned by Mr. Spagnardi in any of the three (3) most recently completed fiscal years preceding the date of Mr. Spagnardi's termination, the three (3) most recent completed fiscal years preceding the Change in Control, or the maximum of the bonus opportunity range for Mr. Spagnardi in effect immediately prior to the date of termination, or, if higher, immediately prior to the first occurrence of the event or circumstance constituting good reason.

The Company shall also pay to Mr. Spagnardi a lump sum amount, in cash, equal to a pro rata portion to Mr. Spagnardi's date of termination of the value of the target incentive award under any annual incentive plan for the then uncompleted period under such plan, calculated by multiplying the maximum of the bonus opportunity range for Mr. Spagnardi by the fraction obtained by dividing the number of full months and any fractional portion of a month during such performance award period through Mr. Spagnardi's date of termination by the total number of months contained in such performance award period.

Mr. Spagnardi will also be entitled to a continuation of life, disability, accident and health insurance and other substantially similar benefits after termination of employment for two (2) years immediately following the date of termination. Following a Change in Control, the Company shall provide Mr. Spagnardi with outplacement services for a period of one (1) year commencing on the date the outplacement services are first used, provided that such first use must occur during the two (2) year benefits period outlined above.

In addition, following a Change in Control, during any period that Mr. Spagnardi fails to perform his full-time duties as a result of incapacity due to physical or mental illness, the Company will pay Mr. Spagnardi's full salary at the rate in effect at the commencement of any such period, together with all compensation and benefits under the terms of any compensation or benefit plan, program or arrangement maintained by the Company during such period, until Mr. Spagnardi's employment is terminated for disability. If Mr. Spagnardi's employment is terminated for any reason following a Change in Control and during the term of the Agreement, the Company shall pay Mr. Spagnardi's full salary through the date of termination at the rate in effect immediately prior to the Change in Control or at the time the notice of termination is given, whichever is greater, together with all compensation and benefits to which Mr. Spagnardi is entitled in respect of all periods preceding the date of termination under the Company's compensation and benefit plans, programs or arrangements. If Mr. Spagnardi's employment is terminated for any reason following a Change in Control and during the term of the Agreement, the Company shall pay Mr. Spagnardi's normal post-termination compensation and benefits as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the Company's retirement, insurance and other compensation or benefit plans, programs and arrangements as in effect immediately prior to the Change in Control or, if more favorable to Mr. Spagnardi, as in effect immediately prior to the date of termination.

Under the Agreement, upon a Change in Control, all unvested options held by Mr. Spagnardi shall vest and become exercisable immediately prior to the Change in Control and will be exercisable for a period ending on the later of: (i) the fifth anniversary of such Change in Control; or (ii) the last date that such option would otherwise be exercisable under the terms of the option agreement or the plan pursuant to which such option was granted; provided, however, that in no event shall any option be exercisable after the expiration of the original term of the option. In addition to the foregoing, upon a Change in Control, all unearned performance-based awards, if any, held by Mr. Spagnardi under the Company's stock plan, shall be deemed to have been earned to the maximum extent permitted for any performance period not then completed and all unvested stock awards shall immediately vest and the restrictions on all shares subject to restriction shall lapse.

The Agreement also provides that in the event it shall be determined that any payment, award, benefit or distribution (or any acceleration of any payment, award, benefit or distribution) by the Company to or for the benefit of Mr. Spagnardi (whether paid or payable or distributed or distributable pursuant to the terms of the Agreement or otherwise) would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Mr. Spagnardi with respect to the excise tax, then Mr. Spagnardi shall be entitled to receive an additional gross-up payment in an amount such that after payment by Mr. Spagnardi of all taxes, including income and excise taxes imposed on the gross-up payment, such that Mr. Spagnardi retains an amount of the gross-up payment equal to the excise tax imposed upon the payments by Section 4999 of the Internal Revenue Code, as amended, together with any interest or penalties.

The full text of the Agreement is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Agreement is qualified in its entirety by reference to such Exhibit.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

No. Description

10.1 Agreement regarding change in control, dated as of March 2, 2006, by and between the Company and Joseph M. Spagnardi

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspire Pharmaceuticals, Inc.

By: /s/ Christy L. Shaffer
Christy L. Shaffer,
President and Chief Executive Officer

Dated: March 8, 2006

EXHIBIT INDEX

No. Description

10.1 Agreement regarding change in control, dated as of March 2, 2006, by and between the Company and Joseph M. Spagnardi